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                                                                   EXHIBIT 10.46

                           [BANK MANDIRI LETTERHEAD]

****
****

ATTN:  **** / ****
       *
Tel:   1-407-806-5044


ACCOUNT NAME:      Neurotech Development Corporation
ACCOUNT * ****-****

DATED: 24 July 2000

DEAR SIRS,

     WE, PT. BANK MANDIRI (PERSERO), HEAD OFFICE, TREASURY DIVISION, JAKARTA, INDONESIA, HEREBY CONFIRMS, INFORMS, VERIFIES AND AUTHENTICATES WITH FULL BANK RESPONSIBILITY, AND IN ACCORDANCE WITH THE PROVISIONS OF MERGER, SET FORTH 1ST AUGUST 1998, MERGING BANK EKSPOR IMPOR INDONESIA INTO BANK MANDIRI. THE BANK GUARANTEES LISTED BELOW ISSUED BY BANK EKSPOR IMPOR INDONESIA (PERSERO).

     WE, BANK MANDIRI, FURTHER AFFIRM AND CONFIRM WITH FULL BANK RESPONSIBILITY THE PAYMENT OF SAID BANK GUARANTEES UPON THE MATURITY DATE, 05 OCTOBER 2001, BEARING THE FOLLOWING INFORMATION:

CURRENCY.....................  UNITED STATES DOLLARS
NUMBER OF INSTRUMENTS........  FOUR (4) EACH
BANK GUARANTEE NUMBERS.......  **6/****-**/*/**
                               **7/****-**/*/**
                               **8/****-**/*/**
                               **9/****-**/*/**
TRADABLE AMOUNT..............  PER INSTRUMENT INDIVIDUALLY
TOTAL AMOUNT ISSUED..........  U.S.$ 100,000,000.00
                               (U.S. DOLLARS ONE HUNDRED MILLION)
AMOUNT EACH GUARANTEE........  U.S.$ 25,000,000.00
                               (U.S. DOLLARS TWENTY FIVE MILLION)
TYPE OF FORMAT...............  PRINTED INSTRUMENT
ISSUED AT....................  HEAD OFFICE, JAKARTA PLAZA, INDONESIA
ISSUED DATE..................  21 OCTOBER 1998
MATURITY DATE................  21 OCTOBER 2001
FORM OF SECURITY.............  REGISTERED FORM
FORMAT OF SECURITY............ INTERNATIONAL DEBT
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THE ORIGINALS OF BOTH THE ABOVE LISTED BANK GUARANTEES AND THE AMENDMENT,
CONFIRMATION AND AUTHENTICATION LETTER FOR SAID INSTRUMENTS ARE ENCLOSED IN THE BONDED COURIER PACKAGE NUMBER 168-068448-2 FOR DELIVERY TO THE ABOVE LISTED SECURITIES FIRM AND FOR FURTHER CREDIT TO SAID ACCOUNTS. WE FURTHER CONFIRM THAT SAID BANK GUARANTEES ARE FREE AND CLEAR OF ANY LIENS, UNENCUMBERED, THEY ARE AUTHENTIC AND VALID OPERATIVE INSTRUMENTS UNDER THE INSTRUCTIONS OF *******, AS THE CORPORATE SECRETARY OF *****. THE LAWFUL BENEFICIARY AND REGISTERED
OWNER OF SAID BANK GUARANTEES AND AS INTERNATIONAL FINANCIAL INSTRUMENTS WITH FULL RIGHTS OF OWNERSHIP.


PT. BANK MANDIRI (PERSERO),
HEAD OFFICE, TREASURY DIVISION, JAKARTA, INDONESIA


/s/  *****
-------------------------
PT BANK MANDIRI (PERSERO)
       KANTOR FUSAT
  *****